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                                                                   Exhibit 10.30


                      SECOND AMENDMENT TO CREDIT AGREEMENT


        This Amendment is made as of the 28th day of August, 1997 by and between ROYAL GRIP, INC., a Nevada corporation ("Royal Grip") and ROXXI, INC., a Nevada corporation ("Roxxi") (collectively, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

        The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 10, 1997, as amended by that certain First Amendment to Credit Agreement dated as of April 11, 1997 (the "Credit Agreement").

        The Lender has agreed to make certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

        The loan advances under the Credit Agreement are evidenced by the Borrower's Revolving and Term Note dated as of February 10, 1997, in the maximum principal amount of $2,450,000.00 and payable to the order of the Lender (the "Note").

        All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

        The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

        1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

        2.   The Credit Agreement is hereby amended as follows:

             (a) The definition of "Net Income" is hereby deleted in its entirety and replaced as follows:

             "Net Income" means consolidated after tax net income of both the Borrowers from continuing operations, but before extraordinary gains, provided however, during Borrower's 1997 fiscal year only, non-cash out-of-pocket expenses of Borrower directly attributable to the issuance of warrants and options to Everen shall be added back into the net income calculation.

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             (b) The definition of "Net Worth" is hereby deleted in its entirety and replaced as follows:

             "Net Worth" means the net worth of the Borrower determined in accordance with generally accepted accounting principles consistent with those used in preparing Borrower's most recent consolidating and consolidated audited financial statements; provided however, during Borrower's 1997 fiscal year only, non-cash out-of-pocket expenses of Borrower directly attributable to the issuance of warrants and options to Everen shall be added back into the net worth calculation

             (c) There is hereby added new subsections (iv) and (v) to Section
7.4 of the Credit Agreement which provides as follows:

        (iv) Loans, advances or any other credits shown on the balance sheet of Borrower granted to Royal Precision, FM Precision Golf Corp., or FMPSUB,, Inc. not to exceed in the aggregate $25,000.00 at any time outstanding.

        (v) Payments to Royal Precision, FM Precision Golf Corp or FMPSUB, Inc. so long as they are expensed in accordance with generally accepted accounting principles, and appear on all statements of income required pursuant to Section 6.1.

             (d) Section 7.10 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

             7.10 CAPITAL EXPENDITURES. The Borrower will not expend or contract to make unfinanced Capital Expenditures greater than (i) $400,000.00 in the aggregate during the 1997 fiscal year, or (ii) $800,000.00 in the aggregate during any fiscal year thereafter for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset, whether payable currently or in the future.

        3. Except as specifically amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

        4. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

             (a) Certificate of the Secretary of the Borrower certifying as to
(i) the approval of the board of directors of the Borrower regarding the execution and delivery of this


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Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the
Borrower, which were certified and delivered to the Lender in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender as being authorized to sign and to act on behalf of the Borrower continue to be so authorized.

        5. The Borrower hereby represents and warrants to the Lender as follows:

             (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

             (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not
(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

             (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

        6. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

        7. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default, Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

        8. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the


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present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

        9. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                            ROYAL GRIP, INC., a Nevada corporation



                            By /s/ Thomas Schneider
                               -------------------------------------

                                Its Secretary
                                    --------------------------------


                            ROXXI, INC., a Nevada corporation



                            By /s/ Thomas Schneider
                               -------------------------------------

                                Its Secretary
                                    --------------------------------



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                            NORWEST BUSINESS CREDIT, INC., a
                               Minnesota corporation



                            By /s/ [ILLEGIBLE SIGNATURE]
                               -------------------------------------

                                Its Vice President
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